Trade and other receivables - Summary of Trade And other receivables (Details) - USD ($)	Dec. 31, 2023	Dec. 31, 2022
Trade and other receivables
Trade receivables	$ 3,991,175	$ 8,816,368
Accrued income	2,001,030	3,719,488
Customer wallet receivables	715,955	1,595,542
Less: provision for expected credit losses	(2,328,308)	(2,465,258)
Total	4,379,852	11,666,140
Other receivables	948,025	3,149,292
Total	$ 5,327,877	$ 14,815,432